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                                                                   EXHIBIT 10.7

                         AGREEMENT FOR EXTENSION OF TERM
                                (AMENDMENT NO. 2)

This Agreement for Extension of Term is entered into by and between U S WEST Business Resources, Inc., a Colorado corporation, with offices for transaction of business located at 788 Inverness Drive West, Englewood, Colorado 80112, as agent for U S WEST Communications, Inc. ("Customer") and Applied Digital Access, Inc., with offices for transaction of business located at 6175 Lusk Boulevard, San Diego, California 92121 ("Supplier").

                                    RECITALS

Customer and Supplier entered into that certain agreement styled "General Purchasing Agreement" dated February 19, 1994, as amended by Amendment No 1 dated February 1, 1996 (the "Agreement").

The term of the Agreement will automatically expire on August 16, 1996 (the "Expiration Date"); and Customer and Supplier wish to extend the term of the Agreement beyond the Expiration Date under the terms and conditions hereof.

                                    AGREEMENT

In consideration of mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree that the Agreement shall not expire on the Expiration Date, but shall automatically renew for an additional six (6) month period commencing on August 17, 1996, and will automatically expire on February 16, 1997. All other terms and conditions of the Agreement remain unchanged and shall all continue in full force and effect.

The term "Customer" as used herein may be applicable to one or more parties and the singular shall include the plural. If there shall be more than one party referred to as Customer herein, then their obligations shall be several, not joint.

The parties intending to be legally bound have executed this Agreement for Extension of Term as of the dates set forth below in multiple counterparts each of which is deemed an original but all of which together shall constitute one and the same instrument.

U S  WEST BUSINESS RESOURCES, INC.          APPLIED DIGITAL ACCESS, INC.
AS AGENT FOR
U S  WEST COMMUNICATIONS, INC.

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(AUTHORIZED SIGNATURE)                      (AUTHORIZED SIGNATURE)

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(PRINT OR TYPE NAME OF SIGNATORY)           (PRINT OR TYPE NAME OF SIGNATORY)

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(TITLE)                                     (TITLE)

 AUGUST 15, 1996                            AUGUST 15, 1996
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(EXECUTION DATE)                            (EXECUTION DATE)